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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 25, 2004
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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
      DELAWARE                          1-9516                        13-3398766
   ----------------                    --------                     ---------------
(State of Organization)        (Commission File Number)    (IRS Employer Identification Number)
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                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On February 25, 2004 the Company issued a press release, a copy of which is filed as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits.

EXHIBIT NO.         DESCRIPTION
99.1                Press Release of American Real Estate Partners, L.P., dated
                    February 25, 2004 - American Real Estate Partners, L.P.
                    Declares Annual Pay-In-Kind Distribution on its Preferred
                    Units Payable Solely in Additional Preferred Units


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                          (Registrant)

                       By: American Property Investors, Inc. General Partner



                       By: /s/ John P. Saldarelli
                           ---------------------------
                           John P. Saldarelli
                           Chief Financial Officer, Secretary and Treasurer

Dated: February 26, 2004

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